UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 11, 2015, Revolution Lighting Technologies, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of the Company held on May 11, 2015 (the “Annual Meeting”), the Company’s stockholders voted to approve Amendment No. 2 (the “Amendment”) to the Company’s 2013 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), available for issuance under the Plan from 3,000,000 to 6,000,000 shares.

The terms and provisions of the Amendment and the Plan are described in greater detail in Proposal No. 5 in the Company’s Definitive Information Statement for the Annual Meeting, which was filed on Schedule 14C with the Securities and Exchange Commission on April 21, 2015, and such description is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 11, 2015. At the Annual Meeting, each of Robert V. LaPenta, Charles J. Schafer, William D. Ingram, Stephen G. Virtue, Dennis McCarthy, James A. DePalma, Robert V. LaPenta, Jr., and Robert A. Basil, Jr. was elected to the Board of Directors for a one-year term expiring at the Company’s annual meeting of stockholders in 2016.

The matters voted upon at the Annual Meeting and the final voting results with respect to such matters are as follows:

Election of Directors

Name	For	Withhold	Broker Non-Votes

Robert V. LaPenta	82,453,863	0	0
Charles J. Schafer	82,453,863	0	0
William D. Ingram	82,453,863	0	0
Stephen G. Virtue	82,453,863	0	0
Dennis McCarthy	82,453,863	0	0
James A. DePalma	82,453,863	0	0
Robert V. LaPenta, Jr.	82,453,863	0	0
Robert A. Basil, Jr.	82,453,863	0	0

Proposals

Proposal	For	Against	Abstain	Broker Non- Votes
Ratification of McGladrey LLP as the Company’s independent registered public accounting firm for fiscal 2015	82,453,863	0	0	0

Approval, on an advisory basis, of compensation paid to the Company’s named executive officers for fiscal 2014	82,453,863	0	0	0

Authorization of the Company’s Board of Directors to effectuate a reverse stock split of the Common Stock at one of the following ratios: 1-for-4, 1-for-4.5, 1-for-5, 1-for-5.5, 1-for-6, 1-for-6.5 or 1-for-7	82,453,863	0	0	0

Approval of Amendment No. 2 to the Company’s 2013 Stock Incentive Plan to increase the number of shares of Common Stock by 3,000,000 shares	82,453,863	0	0	0

Approval of an Amendment to the Company’s Certificate of Incorporation increasing the authorized shares of Common Stock from 150,000,000 to 200,000,000 shares	82,453,863	0	0	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 11, 2015, of Revolution Lighting Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Charles J. Schafer
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 11, 2015, of Revolution Lighting Technologies, Inc.

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